Exhibit 13.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of MiX Telematics Limited (the “Company”) on Form 20-F for the year ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “report”), each of the undersigned officers of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.	the report, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2016
By: /s/ Stefan Joselowitz
Stefan Joselowitz
Chief Executive Officer

Date: June 29, 2016
By: /s/ Megan Pydigadu
Megan Pydigadu
Chief Financial Officer